DEFINITIVE PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FAT BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 20, 2020

Dear Stockholder:

You are cordially invited to the 2020 annual meeting of stockholders (the “Annual Meeting”) of FAT Brands Inc. (the “Company”) to be held on Thursday, December 10, 2020 at 1:00 pm Pacific Standard Time at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212.

At the Annual Meeting, you will be asked to elect two Class III directors and one Class I director to our Board of Directors and ratify the appointment of Baker Tilly US, LLP, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 27, 2020.

Your vote is important. We encourage you to vote promptly whether or not you plan to attend the meeting. Please sign, date and mail the proxy card that you received in the mail in the envelope provided. Instructions regarding voting are contained on the proxy card. Alternatively, you may vote by e-mail, fax or via the internet.

If you plan to attend the meeting, please bring your notice, proxy card or proof of your ownership of FAT Brands Inc. common stock as of November 11, 2020 as well as a valid picture identification. Whether or not you attend the meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible.

Due to the current environment related to the COVID-19 pandemic, we will enforce the appropriate social distancing protocols and request that all stockholders who attend the Annual Meeting in person must wear an appropriate face covering. In addition, the Company will employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

Sincerely,

Andrew A. Wiederhorn
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on December 10, 2020 — the Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at http://ir.fatbrands.com/financial-information/annual-reports.

FAT Brands Inc.

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

November 20, 2020

NOTICE OF ANNUAL MEETING

The 2020 annual meeting of stockholders (the “Annual Meeting”) of FAT Brands Inc., a Delaware corporation (the “Company”), will be held on Thursday, December 10, 2020 at 1:00 pm Pacific Standard Time., at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, for the following purposes:

1. to elect two Class III directors to our Board of Directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified;

2. to elect one Class I director to our Board of Directors to serve until the 2021 Annual Meeting of Stockholders or until his successor is elected and qualified;

3. to ratify the decision of our Audit Committee to appoint Baker Tilly US, LLP, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 27, 2020; and

4. to transact such other business as may properly come before the Annual Meeting and any adjournment or postponements.

The Board of Directors has fixed the close of business on November 11, 2020 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions on your notice or proxy card. On or about November 20, 2020, we mailed a proxy card, proxy statement and our Annual Report to our stockholders.

Please submit your proxy by marking, dating and signing the proxy card included and returning it promptly in the envelope enclosed, or by using the other voting methods available by e-mail, fax or via the internet. If you are able to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is exercised.

Due to the current environment related to the COVID-19 pandemic, we will enforce the appropriate social distancing protocols and request that all stockholders who attend the Annual Meeting in person must wear an appropriate face covering. In addition, the Company will employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

By order of the Board of Directors,

Rebecca D. Hershinger
Secretary

FAT BRANDS INC.
9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

ANNUAL MEETING OF STOCKHOLDERS
December 10, 2020

PROXY STATEMENT

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

The accompanying proxy is solicited by the Board of Directors (the “Board”) of FAT Brands Inc., a Delaware corporation (the “Company”), for use at our 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, December 10, 2020 at 1:00 pm Pacific Standard Time at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, and at any adjournment or postponements thereof.

This proxy statement and accompanying proxy card were first sent to our stockholders on or about November 20, 2020. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Secretary) no later than 5:00 p.m. local time December 9, 2020, a written notice of revocation, delivery of a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE ONLINE, BY PHONE OR BY COMPLETING, SIGNING AND DATING THE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Who is entitled to vote?

If you were a holder of FAT Brands Inc. common stock at the close of business on November 11, 2020, the (“record date,”) either as a stockholder of record or as the beneficial owner of shares held in street name, you may direct a vote at the Annual Meeting. As of the record date, we had 11,926,264 shares of our common stock outstanding and entitled to be voted. Each share of common stock is entitled to one vote.

What does it mean to be a stockholder of record or beneficial holder and who can vote in person at the meeting?

Stockholder of Record: Shares Registered in Your Name. If on the record date, your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, then you are a stockholder of record and you may vote in person at the Annual Meeting, or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by completing your proxy card, by telephone, or through the internet, to ensure your vote is counted.

Beneficial Holder: Owner of Shares Held in Street Name: If, on the record date, your shares were held in an account at a broker, bank, or other financial institution (collectively referred herein as “broker”), then you are the beneficial holder of shares held in “street name” and these proxy materials are being forwarded to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial holder, you have the right to direct your broker on how to vote the shares in your account. As a beneficial holder, you are invited to attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting, as well as satisfy the Annual Meeting admission criteria set out in the Notice.

What constitutes a quorum?

Our Bylaws require that a quorum – that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting – be present, in person or by proxy, before any business may be transacted at the Annual Meeting (other than adjourning the Annual Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

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How do I vote by proxy before the meeting?

Before the meeting, you may vote your shares in one of the following three ways if your shares are registered directly in your name with our transfer agent, VStock Transfer.

●	By mail by completing, signing, dating and returning the enclosed proxy card in the postage paid envelope provided.
●	By Internet at http://www.vstocktransfer.com/proxy. You may log-on using the control number printed on the proxy card. Voting will be open until 11:59 pm (ET) on December 9, 2020.
●	By electronic mail at Vote@vstocktransfer.com or facsimile at 646-536-3179. Please mark, sign and date your proxy card and send a copy via e-mail attachment or facsimile.

Please refer to the proxy card for further instructions on voting via the Internet and by telephone. Please follow the directions on your proxy card carefully.

May I vote my shares in person at the Annual Meeting?

Due to the COVID-19 pandemic, attendees at this year’s Annual Meeting will be required to wear a face covering and adhere to social distancing requirements. Attendance at the Annual Meeting will be limited to stockholders or their proxy holders. If you are a proxy holder for a stockholder of record whose shares are registered in his or her name, you must provide a copy of the proxy from the stockholder of record. If you are a beneficial holder who holds shares through a broker, bank or similar organization, you must provide proof of beneficial ownership as of the close of business on the record date, such as a brokerage or bank account statement, a copy of the proxy from the broker or other agent, or other similar evidence of ownership. Each attendee must also present valid photo identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

How can I revoke my proxy?

If you are a stockholder of record and have sent in your proxy, you may change your vote by revoking your proxy by means of any one of the following actions which, to be effective, must be taken before your proxy is voted at the Annual Meeting:

●	Sending a written notice to revoke your proxy to the Company’s Secretary at its corporate offices. To be effective, the Company must receive the notice of revocation before the Annual Meeting commences.
●	Transmitting a proxy by mail at a later date than your prior proxy. To be effective, the Company must receive the later dated proxy before the Annual Meeting commences. If you fail to date or to sign that later proxy, however, it will not be treated as a revocation of an earlier dated proxy.
●	Attending the Annual Meeting and voting in person or by proxy in a manner different than the instructions contained in your earlier proxy.

If you are a beneficial holder you may submit new voting instructions by contacting your broker. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the broker giving you the right to vote the shares.

What will happen if I do not vote on a proposal?

A properly executed proxy received by us prior to the Annual Meeting, and not revoked, will be voted as directed by the stockholder on that proxy. If a stockholder provides no specific direction with respect to a proposal, a signed proxy card returned by a stockholder will be voted in accordance with the Board of Directors’ recommendations as set forth in this proxy statement. As of the date of this proxy statement, we are not aware of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice of Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the persons named in it to vote the shares in their own discretion.

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What vote is required to approve each item?

Proxies marked as abstentions or withheld votes will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares on one or more proposals at the Annual Meeting (a “broker non-vote”), such shares will still be counted in determining whether a quorum is present. Brokers or other nominees who hold shares in “street name” for the beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or other “non-routine” proposals without specific instructions from the beneficial owner. Of the matters on the agenda for the Annual Meeting, only the ratification of the selection of our auditors is considered to be a “routine” proposal for the purposes of brokers exercising their voting discretion.

Election of Directors. Assuming a quorum of the stockholders is present in person or by proxy at the Annual Meeting, a plurality of the votes cast is required for the election of directors. As a result, the two nominees who receive the highest number of votes cast for Class III director will be elected as Class III directors, and the one nominee who receives the highest number of votes cast for Class I director will be elected as a Class I director. “Withhold” votes will have no effect. Abstentions and broker non-votes will have no effect on the results of the election of directors.

Vote for the Ratification of Selection of Independent Public Accounting Firm. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item will be required for the ratification of the selection of Baker Tilly US, LLP. This proposal is considered to be a “routine” matter, so if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent will have discretionary authority to vote your shares on this proposal. Abstentions will have the same effect as a vote against this proposal.

Other Items. For any other item of business that may be presented at the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. Broker non-votes will have no effect on the results of such a proposal.

Can I exercise rights of appraisal or other dissenters’ rights at the Annual Meeting?

No. Under Delaware law, holders of our voting stock are not entitled to demand appraisal of their shares or exercise similar rights of dissenters as a result of the approval of any of the proposals to be presented at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Voting Agreement with Fog Cutter Capital Group Inc.

Our largest stockholder, Fog Cutter Capital Group Inc. (“FCCG”), has entered into a Voting Agreement with us which provides that FCCG will, subject to certain conditions, vote all of its stock in the Company at annual and special meetings of our stockholders, including the Annual Meeting, and any actions taken by written consent of our stockholders, in the same proportion as the votes or consents cast by our other stockholders on all matters, except matters involving the sale, merger or change of control of the Company. Such obligations of FCCG under the Voting Agreement are not yet effective, and therefore FCCG has formed a special committee consisting of two directors of FCCG (the “Special Committee”) who are authorized to vote in their discretion FCCG’s shares at the Annual Meeting.

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What does it mean if I receive more than one Notice of Annual Meeting?

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this proxy statement and multiple proxy cards. If you want all of your votes to be counted, please be sure to sign, date and return all of those proxy cards.

What does it mean if multiple members of my household are stockholders but we only received one Notice of Annual Meeting or set of proxy materials in the mail?

The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers or other agents, we are sending only one notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the notice or proxy materials at your address and would like to request “householding” of your communications, please contact your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent.

To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice of Annual Meeting and proxy materials, you may contact us at our corporate offices at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, Attention: Corporate Secretary.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will be asked to elect:

●	two Class III directors to the Board of Directors, each to serve until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified, and
●	one Class I director to the Board of Directors to serve until the 2021 Annual Meeting of Stockholders or until his successor is elected and qualified.

The term of the Class III directors will expire at this year’s Annual Meeting, and the terms of the Class II directors will expire at the Annual Meeting of Stockholders to be held in 2022. There are currently no serving Class I directors. In order to rebalance the directors among the three classes, our Board of Directors has proposed the election of Messrs. Rensi and Neuhauser at this year’s Annual Meeting to serve as Class III directors for a three-year term expiring at the 2023 Annual Meeting of Stockholders, and the election of Mr. Wiederhorn to serve as a Class I director for a one-year term expiring at the 2021 Annual Meeting of Stockholders. Mr. Wiederhorn has agreed to stand for re-election as a Class I director.

If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by the Board of Directors. If a quorum is present at the Annual Meeting, the two nominees for Class III director receiving the highest number of votes cast, in person or by proxy, and the one nominee for Class I director receiving the highest number of votes cast, in person or by proxy, will be elected to serve as Class III directors and Class I director, respectively. Abstentions and broker nonvotes will have no effect on the election of directors. If not otherwise specified, proxies will be voted “FOR” the two nominees for Class III director listed below and “FOR” the one nominee for Class I director listed below.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE ELECTION OF EACH OF THE TWO CLASS III NOMINEES NAMED BELOW, AND “FOR” THE ELECTION OF THE ONE CLASS I NOMINEE NAMED BELOW.

Class III Director Nominees for Terms Ending at the 2023 Annual Meeting of Stockholders

Edward H. Rensi, age 76, has served on the board of directors of FAT Brands Inc. since its formation and became Chairman of the Board on October 20, 2017. Mr. Rensi is the retired president and chief executive officer of McDonald’s USA. Prior to his retirement in 1997, Mr. Rensi devoted his entire professional career to McDonald’s, joining the company in 1966 as a “grill man” and part-time manager trainee in Columbus, Ohio. He was promoted to restaurant manager within a year, and went on to hold nearly every position in the restaurant and field offices, including franchise service positions in Columbus, Ohio and Washington, D.C. In 1972, he was named Philadelphia district manager, and later became regional manager and regional vice president. In 1978, he transferred from the field to the company’s home office in Oak Brook, Illinois, as vice president of Operations and Training, where he was responsible for personnel and product development. In 1980, he became executive vice president and chief operations officer, and was appointed senior executive vice president in 1982. Mr. Rensi was promoted to president and chief operating office of McDonald’s USA in 1984. In 1991, he was named chief executive officer. As president and chief executive officer, his responsibilities included overseeing all domestic company-owned and franchisee operations, in addition to providing direction relative to sales, profits, operations and service standards, customer satisfaction, product development, personnel, and training. Mr. Rensi was directly responsible for management of McDonald’s USA, which consisted of eight geographic zones and 40 regional offices. During his 13-year term as president, McDonald’s experienced phenomenal growth. U.S. sales doubled to more than $16 billion, the number of the U.S. restaurants grew from nearly 6,600 to more than 12,000, and the number of U.S. franchisees grew from 1,600 to more than 2,700. Since his retirement, Mr. Rensi has held consulting positions. From January 2014 to July 2015, Mr. Rensi served as director and interim CEO of Famous Dave’s of America, Inc. Mr. Rensi received his B.S. in Business Education from Ohio State University in Columbus, Ohio. Mr. Rensi was selected to our Board of Directors because of his long career in hospitality and restaurant franchising, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

James Neuhauser, age 61, has served on the board of directors of FAT Brands Inc. since its formation. Mr. Neuhauser is a Senior Managing Director in the Private Capital Markets Group of Stifel Nicolas & Company. Mr. Neuhauser is also the Managing Member of Turtlerock Capital, LLC, a company that finances and invests in real estate development projects. He previously worked for FBR & Co. for more than 24 years, including positions as Chief Investment Officer, Head of Investment Banking and Head of the Real Estate and Financial Services groups in Investment Banking through October 2016. He also served as Head of FBR’s Commitment Committee and was a member of the firm’s Executive Committee. Prior to joining FBR, Mr. Neuhauser was a Senior Vice President of Trident Financial Corporation for seven years, where he specialized in managing stock offerings for mutual to stock conversions of thrift institutions. Before joining Trident, he worked in commercial banking with the Bank of New England. Mr. Neuhauser is a CFA charter holder and a member of the Society of Financial Analysts. He received a Bachelor of Arts from Brown University and an M.B.A. from the University of Michigan. Mr. Neuhauser was selected to our Board of Directors because he brings substantial expertise in financial and strategic planning, investment banking complex financial transactions, mergers and acquisitions, and leadership of complex organizations.

Class I Director Nominee for Term Ending at the 2021 Annual Meeting of Stockholders

Andrew A. Wiederhorn, age 54, has served as a director and President and Chief Executive Officer of FAT Brands Inc. since its formation. Mr. Wiederhorn has served as the Chairman of the Board of Directors and Chief Executive Officer of Fatburger North America, Inc. since 2006 and Buffalo’s Franchise Concepts, Inc. since 2011. He also served as the Chairman of the Board of Directors and Chief Executive Officer of Fog Cutter Capital Group Inc. since its formation in 1997. Mr. Wiederhorn previously founded and served as the Chairman of the Board of Directors and Chief Executive Officer of Wilshire Financial Services Group Inc. and Wilshire Credit Corporation. Mr. Wiederhorn received his B.S. degree in Business Administration from the University of Southern California in 1987, with an emphasis in Finance and Entrepreneurship. He previously served on the Board of Directors of Fabricated Metals, Inc., The Boy Scouts of America Cascade Pacific Council, The Boys and Girls Aid Society of Oregon, University of Southern California Associates, Citizens Crime Commission of Oregon, and Economic Development Council for the City of Beverly Hills Chamber of Commerce. Mr. Wiederhorn was featured as the Fatburger CEO on the CBS television program “Undercover Boss” in 2013. Mr. Wiederhorn was selected to our Board of Directors because of his role in our founding and long career in hospitality, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

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Continuing Class II Director with Term Ending at the 2022 Annual Meeting of Stockholders

Squire Junger, age 70, became a member of the board of directors of FAT Brands Inc. on October 20, 2017. Mr. Junger is a co-founder and a managing member of Insight Consulting LLC, a management consulting firm based in the Los Angeles area, providing advice in mergers and acquisitions, corporate divestitures, business integration diagnostics, real estate investment, acquisition, development and construction and litigation support services. Prior to co-founding Insight in 2003 he was a partner at Arthur Andersen LLP, which he joined in 1972. Mr. Junger co-developed and managed the west coast Transaction Advisory Services practice at Andersen, providing comprehensive merger and acquisition consulting services to both financial and strategic buyers and sellers. Mr. Junger is a certified public accountant in California and received Bachelor of Science and M.B.A. degrees from Cornell University. Mr. Junger was selected to our Board of Directors because he brings substantial expertise in financial and strategic planning, mergers and acquisitions, and leadership of complex organizations.

Meetings of the Board of Directors

During the fiscal year ended December 29, 2019, the Board of Directors held four meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the Board of Directors on which he or she serves, except that Jeff Lotman who attended 60% of the meetings of the Board of Directors and meetings of committees of the Board of Directors on which he serves.

Each member of the Board of Directors is expected to attend annual meetings of our stockholders, either in person or telephonically, and each Board member attended our 2019 annual meeting of stockholders in person, except for Mr. Holtzman who attended the 2019 annual meeting telephonically and Mr. Lotman who did not attend. Due to the COVID-19 pandemic, we do not expect that all of our directors will attend the Annual Meeting in person.

Director Independence

The Board has determined that each of the directors, other than Mr. Wiederhorn, is independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (referred to as the SEC) and the director independence standards of NASDAQ as currently in effect. Furthermore, the Board has determined that each member of the Committees of the Board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ as currently in effect.

Code of Ethics

The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all of our directors, executive officers and employees. A copy of the code of ethics is available in on our website at https://ir.fatbrands.com/corporate-governance.

We intend to disclose any amendments to, or waivers of, our code of ethics as it applies to certain persons by filing them in a current report on Form 8-K.

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Communications with the Board

Correspondence from our stockholders to the Board of Directors or any individual directors or officers should be sent to our Secretary. Correspondence addressed to either the Board of Directors as a body, or to all of the directors in their entirety, will be sent to the chairman of the Nominating and Corporate Governance Committee. Our Secretary will regularly provide to the Board of Directors a summary of all such stockholder correspondence that the Secretary receives on behalf of the Board of Directors. The Board of Directors has approved this process for stockholders to send communications to the Board.

Committees of the Board of Directors

Our Board of Directors has three standing Committees— Nominating and Corporate Governance, Audit and Compensation. Each committee operates under a charter that has been approved by our Board. Current copies of each Committee’s charter are posted on our website at https://ir.fatbrands.com/corporate-governance.

The following table sets forth the three standing Committees of our Board, the current members of each Committee, and the number of meetings held by our Board of Directors and Committees during fiscal 2019:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Edward H. Rensi	Chair	X	Chair	Chair
James Neuhauser	X	Chair	X	X
Squire Junger	X	X	X	X
Andrew A. Wiederhorn	X	–	–	–
Number of meetings in fiscal 2019:	4	6	1	1

A.       Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the following, among other matters, as required from time to time:

●	identify qualified individuals to serve as members of the Company’s board of directors;
●	review the qualifications and performance of incumbent directors;
●	review and consider candidates who may be suggested by any director or executive officer or by any stockholder of the Company; and
●	review considerations relating to board composition, including size of the board, term, and the criteria for membership on the board.

The Nominating Committee may receive recommendations for director nominees from a variety of sources, including from stockholders, management and board members. Stockholders may recommend any person to be a director by writing to our Secretary and must include (a) a brief description of the candidate, (b) the candidate’s name, age, business address and residence address, (c) the candidate’s principal occupation and the number of shares of our capital stock beneficially owned by the candidate, and (d) any other information that would be required under the rules of the SEC in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information. Submissions should be sent to the following address: Chairman of the Nominating Committee, c/o Secretary, FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212.

The Nominating Committee will review all recommended candidates at the same time and will subject all candidates to the same review criteria. Members of our Board of Directors should be qualified, dedicated and ethical individuals who have experience relevant to our operations and understand the complexities of our business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of directors in the context of the current composition of our Board of Directors, and these recommendations are submitted to the Board of Directors for review and approval. In conducting this assessment, the Nominating Committee considers knowledge, skills, experience in business, finance, administration and relevant technical disciplines, social experience, gender and racial diversity and other attributes that the Committee determines will contribute to our success and achievement of its business and social goals. In addition, at least a majority of our directors must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria under the rules and regulations promulgated by the SEC and NASDAQ, and all members of the Compensation Committee and the Nominating Committee must be independent.

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B.       Audit Committee

The Audit Committee is responsible for the following, among other matters, as required from time to time:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
●	discussing with our independent registered public accounting firm their independence from management;
●	reviewing with our independent registered public accounting firm the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our Board of Directors has determined that each member of the Audit Committee meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and NASDAQ standards. In addition, our Board has determined that Messrs. Neuhauser and Junger each qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 29, 2019. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with Public Company Accounting Oversight Board standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the effectiveness of the design and operation of our disclosure controls and procedures and our internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee is satisfied that the internal control system is adequate and that we employ appropriate accounting and reporting procedures.

The Audit Committee has also discussed with our independent registered public accounting firms, Squar Milner LLP (prior to November 1, 2020) and Baker Tilly US, LLP (on and after November 1, 2020), matters relating to their judgments about the quality, as well as the acceptability, of our accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications, that includes, among other items, matters related to the conduct of the audit of our financial statements. In addition, the Audit Committee has discussed with our accounting firms their independence from management and us, as well as the matters in the written disclosures received from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

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Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2019 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE:

James Neuhauser
Squire Junger
Edward Rensi

C.       Compensation Committee

The Compensation Committee is responsible for assisting our Board of Directors in discharging its responsibilities relating to the compensation of our Chief Executive Officer, other executive officers and outside directors, as well as administering stock incentive plans. During the fiscal year ended December 29, 2019, there were no employee directors on the Compensation Committee and no Compensation Committee interlocks.

The Compensation Committee is responsible for the following, among other matters, as required from time to time:

●	reviewing and recommending to our Board of Directors the compensation of our Chief Executive Officer and other executive officers, and our outside directors;
●	conducting a performance review of our Chief Executive Officer;
●	administering the Company’s incentive-compensation plans and equity-based plans as in effect or as adopted from time to time by the Board of Directors;
●	approving any new equity compensation plan or material change to an existing plan where stockholder approval has not been obtained;
●	reviewing our compensation policies; and
●	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Edward Rensi

Squire Junger

James Neuhauser

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee administers our executive compensation programs and is responsible for establishing, implementing, and monitoring adherence to our compensation philosophy. Our executive compensation program is designed to attract, retain, and motivate high-caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. These goals are attained by emphasizing “pay for performance” by having a portion of the executive’s compensation dependent upon business results and by providing our executives with equity interests in the Company. The principal elements of our executive compensation program include base salary, discretionary bonus and stock options.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal year 2019, as well as the other individuals included in the Summary Compensation Table below, are referred to as the “named executive officers.”

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Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals. Further, the Compensation Committee seeks to align executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of improving stockholder value and positioning the Company for future growth. The Compensation Committee is responsible for evaluating both performance and compensation levels to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of companies the Compensation Committee deems from time to time to be comparable in terms of size and goals. To align the goals of the Company’s executives with the Company’s objectives, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation. Neither the Company nor the Compensation Committee has retained a compensation consultant to review or advise on our policies and procedures with respect to executive compensation.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Andrew A. Wiederhorn	2019	$400,000	$-	$-	$13,863	$-	$-	$-	$413,863
Chief Executive Officer	2018	$400,000	$-	$-	$19,962	$-	$-	$-	$419,962

Rebecca D. Hershinger	2019	$256,731	$21,635	$-	$12,230	$-	$-	$-	$290,596
Chief Financial Officer (3)	2018	$105,769	$10,417	$-	$4,124	$-	$-	$-	$120,310

Donald J. Berchtold,	2019	$400,000	$-	$-	$13,863	$-	$-	$-	$413,863
EVP – Chief Concept Officer	2018	$400,000	$-	$-	$19,962	$-	$-	$-	$419,962

Ron Roe,	2019	$300,000	$-	$-	$13,863	$-	$-	$-	$313,863
Senior Vice President of Finance (4)	2018	$300,000	$-	$-	$19,962	$-	$-	$-	$319,962

Explanatory Notes:

(1) Reflects the dollar amount recognized for financial statement reporting purposes for salary paid or accrued on behalf of the named executives for the fiscal years ended December 29, 2019 and December 30, 2018.

(2) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 29, 2019 and December 30, 2018, in accordance with ASC 718 of awards pursuant to the Stock Option Plan. Assumptions used in the calculation of this amount for fiscal year ended December 29, 2019 are included in footnote 16 to the Company’s audited consolidated financial statements for the fiscal year ended December 29, 2019, included in Part IV of this Annual Report on Form 10-K. During 2018, Mr. Wiederhorn, Mr. Roe, and Mr. Berchtold were each granted options to purchase 15,318 shares of common stock with an aggregate grant date fair value of $8,329, respectively. During 2018, Ms. Hershinger was granted options to purchase 40,849 shares of common stock with an aggregate grant date fair value of $23,692. During 2017, Mr. Wiederhorn, Mr. Roe, and Mr. Berchtold were each granted options to purchase 15,318 shares of common stock with an aggregate grant date fair value of $35,550, respectively.

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(3) Ms. Hershinger became our Chief Financial Officer effective August 16, 2018.

(4) Mr. Roe served as our Chief Financial Officer until August 15, 2018. He currently serves as our Senior Vice President of Finance.

Executive Employment Agreements

There are no written employment agreements between the Company and any of its employees.

OUTSTANDING EQUITY AWARDS AT FISCAL 2019 YEAR END

2017 Omnibus Equity Incentive Plan

Our Board has adopted and approved the 2017 Omnibus Equity Incentive Plan (the “Plan”). The Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, FAT Brands and its subsidiaries. The purpose of the Plan is to help us attract, motivate and retain such persons and thereby enhance stockholder value. The Plan allows for management and the Board of Directors to award stock incentives to substantially all employees as a retention incentive and to ensure that employees’ compensation incentives are aligned with stock price appreciation. The Plan provides for a maximum of 1,021,250 shares available for grant, which amount is adjusted for our February 2019 common stock dividend.

Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the “Plan Committee”).

Grant of Awards; Shares Available for Awards. The Plan provides for the grant of a variety of equity awards, including incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, stock appreciation rights (“SARs”), tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of FAT Brands (each a “participant”) (however, solely FAT Brands employees are eligible for incentive stock option awards). To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Plan and shall again be available for the grant of a new award. However, shares that have actually been issued under the Plan shall not be available for future issuance under the Plan, unless unvested shares are forfeited or repurchased by FAT Brands at the lower of their original purchase price or their fair market value at the time of repurchase.

Amendment and Termination. The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that without a majority of our stockholders, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein.

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The following table summarizes the outstanding equity award holdings of our named executive officers as of December 29, 2019, as adjusted for the February 28, 2019 stock dividend.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Andrew A.	10,212	5,106	-	$11.75	10/19/2027	-	-	-	-
Wiederhorn, Chief Executive Officer	5,106	10,212	-	$5.28	12/10/2028	-	-	-	-
Rebecca D.	8,510	17,021	-	$7.83	7/30/2028	-	-	-	-
Hershinger, Chief Financial Officer	5,106	10,212	-	$5.28	12/10/2028	-	-	-	-
Donald J.	10,212	5,106	-	$11.75	10/19/2027	-	-	-	-
Berchtold, EVP – Chief Concept Officer	5,106	10,212	-	$5.28	12/10/2028	-	-	-	-
Ron Roe	10,212	5,106	-	$11.75	10/19/2027	-	-	-	-
Senior Vice President of Finance	5,106	10,212	-	$5.28	12/10/2028	-	-	-	-

Option Exercises and Stock Vested

None of the named executives acquired shares of the Company’s stock through exercise of options during the year ended December 29, 2019.

Retirement Plans

We sponsor a 401(k) retirement plan that is available to all of our employees. Participants may make tax deferred contributions to the plan. We do not currently match any portion of employee contributions to the plan.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in various health and welfare plans maintained by us, including:

●	medical, dental and vision group insurance programs;
●	medical and dependent care flexible spending accounts; and
●	group life insurance programs.

Our named executive officers participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our named executive officers. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

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DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that our directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors.

Effective with our initial public offering on October 20, 2017, we paid each non-employee director serving on our Board of Directors $40,000 in annual cash compensation, plus an annual equity award of stock options to acquire 15,000 shares of common stock, subject to adjustments for stock splits. To the extent that any non-employee director serves on one or more committees of our Board of Directors, we paid an additional $20,000 in cash compensation annually. Beginning in August 2020, the amount of annual cash compensation payable to non-employee directors was increased to $80,000 and an additional $40,000 in annual cash compensation for service on committees, plus an annual equity award of stock options to acquire 30,636 shares of common stock. The stock options issued to directors are awarded under our 2017 Omnibus Equity Incentive Plan. The non-employee director compensation policy may be amended, modified or terminated at any time by our Board of Directors or Compensation Committee.

At various times upon the quarterly payment dates of the cash component of director compensation, the Board has allowed each independent director to elect to receive his or her cash compensation in the form of common stock of the Company at market value at the time the election is made. Under such arrangement, during fiscal 2019 the independent directors elected to acquire an aggregate of 68,334 shares of common stock at a weighted average price per share of $5.27.

The following table sets forth a summary of the compensation we paid or accrued to our non-employee directors during fiscal 2019 and 2018:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Edward H. Rensi (2)	2019	$60,000	$—	$14,827	$—	$—	$—	$74,827
	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962

Marc L. Holtzman (2)	2019	$60,000	$—	$14,827	$—	$—	$—	$74,827
	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962

Squire Junger (2)	2019	$60,000	$—	$14,827	$—	$—	$—	$74,827
	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962

Silvia Kessel (2)	2019	$60,000	$—	$14,827	$—	$—	$—	$74,827
	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962

Jeff Lotman (2)	2019	$60,000	$—	$14,827	$—	$—	$—	$74,827
	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962

James Neuhauser (2)	2019	$60,000	$—	$14,827	$—	$—	$—	$74,827
	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962

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Explanatory Notes:

(1)	Reflects the dollar amount of awards pursuant to the Plan recognized for financial statement reporting purposes for the fiscal years ended December 29, 2019 and December 30, 2018. Assumptions used in the calculation of this amount for fiscal year ended December 29, 2019 are included in footnote 16 to the Company’s audited consolidated financial statements, included in Part IV of the Company’s Annual Report on Form 10-K. During fiscal 2019 and 2018, each director was granted options to purchase 15,306 shares of common stock each year with an aggregate grant date fair value of $5,998 and $8,329, respectively.

(2)	Mr. Rensi has served on the Board since its formation and became the Chairman of the Board on October 20, 2017. Mr. Neuhauser has served on the Board since its formation. Mr. Junger has served on the Board since October 20, 2017. Mr. Holtzman served on the Board from October 20, 2017 until May 25, 2020, at which point 30,636 of his unvested stock options expired. Ms. Kessel served on the Board from October 20, 2017 until May 7, 2020, at which point 30,636 of her unvested stock options expired. Mr. Lotman served on the Board from October 20, 2017 until February 4, 2020, at which point 30,636 of his unvested stock options expired.

PROPOSAL NO. 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A resolution will be presented at the Annual Meeting to ratify the appointment by our Audit Committee of Baker Tilly US, LLP as our independent registered public accounting firm to examine our financial statements for the fiscal year ending December 27, 2020, and to perform other appropriate accounting services.

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 27, 2020.

On November 1, 2020, the Audit Committee of the Board of Directors engaged Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm, replacing Squar Milner LLP (“Squar Milner”), whose audit practice was combined with Baker Tilly on that date. Squar Milner was previously engaged as our independent registered public accounting firm on June 6, 2019 upon approval of the Audit Committee, due to the resignation of our prior accounting firm, Hutchinson and Bloodgood LLP (“Hutchinson”), upon its decision to cease audit and review work for publicly traded companies.

Prior to engaging each of Baker Tilly and Squar Milner, the Company did not consult with either firm regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by either firm on the Company’s financial statements, and neither firm provided any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Squar Milner on the Company’s financial statements for the fiscal year ended December 29, 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of independent registered public accounting firm of Hutchinson on the Company’s financial statements for the fiscal year ended December 30, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year fiscal ended December 29, 2019, and during the interim period from the end of the 2019 fiscal year through November 1, 2020, the date of resignation, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports. During the fiscal year ended December 30, 2018, and during the interim period from the end of the 2018 fiscal year through June 3, 2019, the date of resignation, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Hutchinson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hutchinson would have caused it to make reference to such disagreement in its reports.

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Representatives of Baker Tilly are expected to attend the Annual Meeting or be available by telephone conference to respond to appropriate questions and will have the opportunity to make a statement, if desired.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee reviews the independence of our independent registered public accounting firm on an annual basis and has determined that Baker Tilly is independent. In addition, the Audit Committee pre-approves all work and fees that are performed by our independent registered public accounting firm.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item will be required to ratify the appointment of Baker Tilly. The Board of Directors recommends a vote “FOR” the ratification of its appointment of Baker Tilly as our independent registered public accounting firm. If not otherwise specified, validly executed proxies will be voted “FOR” this proposal.

Audit Fees. The aggregate accounting fees for the fiscal years ending December 29, 2019 and December 30, 2018 are as follows (dollars in thousands):

	Fiscal year ending December 29, 2019	Fiscal year ending December 30, 2018
Audit Fees	$244	$331
Audit-Related Fees	$55	$174
Tax Fees	$0	$0
All Other Fees	$39	$46

ADDITIONAL INFORMATION

Executive Officers

The names of our executive officers, their titles and their ages as of November 11, 2020 are as follows:

Name	Age	Position
Andrew A. Wiederhorn	54	President and Chief Executive Officer, Director
Rebecca D. Hershinger	47	Chief Financial Officer and Corporate Secretary
Donald J. Berchtold	75	Executive Vice President and Chief Concept Officer
Gregg Nettleton	64	President and Chief Operating Officer, Casual Dining Division
Ron Roe	43	Senior Vice President of Finance

Andrew A. Wiederhorn – see Mr. Wiederhorn’s background above under “Election of Directors.”

Rebecca D. Hershinger has served as our Chief Financial Officer and Corporate Secretary since August 16, 2018. Ms. Hershinger previously served as the Chief Financial Officer of Genius Brands International, Inc., a publicly traded global children’s media company that creates and licenses animated entertainment content, from April 2016 to April 2018. She also served as the Chief Financial Officer of Genius from October 2014 through June 2015 after consulting with the company beginning in March 2014. In 2012, she founded CFO Advisory Services Inc., an accounting and business advisory services firm, headquartered in Park City, UT. From 2008 through 2012, Ms. Hershinger was Chief Financial Officer and Vice President, Finance & Corporate Development for SpectrumDNA, Inc., a publicly traded, but currently inactive, social media marketing and application development company that had been located in Park City, UT. Ms. Hershinger was an independent financial consultant in San Francisco between 2007 and 2008. Ms. Hershinger was employed by Metro-Goldwyn-Mayer, Inc. in Los Angeles, California from 1999 to 2005, holding various positions ultimately rising to the level of Vice President, Finance & Corporate Development. Between 1995 and 1998, Ms. Hershinger worked as an analyst for JP Morgan Chase & Co. in Los Angeles and New York. Ms. Hershinger received her Bachelor of Science in Business Administration from Georgetown University, McDonough School of Business, in Washington, D.C., and a Masters in Business Administration from The Wharton School, University of Pennsylvania. She also completed studies at the International Finance & Comparative Business Policy Program at Oxford University, Oxford England.

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Donald J. Berchtold currently serves as our Executive Vice President and Chief Concept Officer. Prior to February 20, 2018, Mr. Berchtold served as the President and Chief Operating Officer of Fatburger North America. Mr. Berchtold has also served as the President and Chief Operating Officer of FCCG since 2006 and in various other positions at FCCG prior to 2006. From 1991 to 1999, Mr. Berchtold served as Senior Vice President of Wilshire Financial Services Group Inc. and its sister company Wilshire Credit Corporation. Prior to 1990, Mr. Berchtold was the owner-operator of his own business that included a dinner house, catering company and other food service concepts, and was active in the Restaurants of Oregon Association. Mr. Berchtold holds a BSC degree in Finance and Marketing from the University of Santa Clara.

Gregg Nettleton has served as the President and Chief Operating Officer, Casual Dining Division since October 2017. Prior to joining our company, Mr. Nettleton served as President and Chief Executive Officer of GBS Enterprises, an international management consulting firm, since 2011. From 2004 to 2006, Mr. Nettleton served as a consultant and Board member Black Angus Steakhouses, LLC. From 2002 to 2004, he served as Chief Marketing officer of International House of Pancakes Inc. and received the award for “Turnaround Chain of the Year” in 2003, and from 2000 to 2001, he served as Interim Chief Marketing Officer of Applebee’s International, Inc. Mr. Nettleton received his B.S. in Management Science from the State University of New York at Geneseo in Geneseo, New York and his M.B.A. in Marketing and Sales from Nova University in Ft. Lauderdale, Florida.

Ron Roe currently serves as our Senior Vice President of Finance. Prior to August 16, 2018, Mr. Roe served as our Chief Financial Officer since 2009 and served as our Vice President of Finance from 2007 to 2009. Prior to 2007, Mr. Roe was an acquisitions associate for FCCG. He began his career as an investment banking analyst with Piper Jaffray. Mr. Roe attended UC Berkeley, where he earned a Bachelor of Arts in Economics.

Delinquent Section 16(a) Reports

Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us for the year ended December 29, 2019, our directors, officers and beneficial owners of more than 10% of our common stock timely furnished reports on all Forms 3, 4 and 5, except that Marc Holtzman filed two late Form 4s, one with one transaction and one with two transactions, Squire Junger filed three late Form 4s, one with one transaction and two with two transactions, Silvia Kessel filed two late Form 4s, one with one transaction and one with two transactions, Jeff Lotman filed three late Form 4s, two with one transaction and one with two transactions, James Neuhauser filed two late Form 4s, one with one transaction and one with two transactions, Edward Rensi filed three late Form 4s two with one transaction and one with two transactions, and Andrew Wiederhorn filed one late Form 4 with two transactions.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, as of November 11, 2020, with respect to the beneficial ownership of our common stock and our non-voting 8.25% Series B Cumulative Preferred Stock by:

●	each person known by us to beneficially own more than 5% of our Common Stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting power (if applicable) or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power (if applicable) or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of the effective date of the disclosure, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, California 90212. Each of the stockholders listed below has sole voting power (if applicable) and sole investment power with respect to the shares beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

As of November 11, 2020, there were 11,926,264 shares of our common stock issued and outstanding.

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	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned
Name of beneficial owner	Number		Percentage	Number	Percentage
Greater than 5% Stockholders
Fog Cutter Capital Group Inc.	9,698,436	(1)	81.2%	74,449	11.2%
Gregory Fortunoff and certain persons	621,815	(2)	5.2%	21,113	3.2%
Named Executive Officers and Directors
Andrew A. Wiederhorn	48,862	(3)	*	25,567	3.9%
Rebecca D. Hershinger	27,232	(4)	*	-	-
Donald J. Berchtold	25,530	(3)	*	-	-
Ron Roe	25,530	(3)	*	-	-
Squire Junger	108,263	(5)	*	5,327	*
James Neuhauser	118,673	(5)	1.0%	4,261	*
Edward Rensi	64,178	(5)	*	-	-
All directors and executive officers as a group (eleven persons)	521,028	(6)	4.3%	35,155	5.3%

(1)	Includes warrants to purchase 19,148 shares of the Company’s common stock.
(2)	Based on a Schedule 13D/A filed jointly on August 28, 2020 by Gregory Fortunoff, Scott Fortunoff, Laurie Fortunoff, Jill Gerstenblatt and Darren Gerstenblatt, with an address at 49 West 37th Street, New York, NY 10018. Each such person expressly disclaims beneficial ownership for all purposes of the shares of Common Stock and/or Series B Preferred Stock beneficially owned by each other person.
(3)	Includes options to purchase 25,530 shares of the Company’s common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 5,106 shares of the Company’s common stock.
(4)	Includes options to purchase 27,232 shares of the Company’s common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 13,617 shares of the Company’s common stock.
(5)	Includes options to purchase 30,636 shares of the Company’s common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 45,954 shares of the Company’s common stock.
(6)	Includes options to purchase 297,850 shares of the Company’s common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 187,221 shares of the Company’s common stock.

* Represents beneficial ownership of less than 1% of the class.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable Related Person Transactions

Other than the transactions described below or in our Annual Report on Form 10-K, since the beginning of the 2019 fiscal year there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds $120,000; and
●	in which any director, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

17

Participation in Public Offering - On or about October 4, 2019, the Company completed the initial closing of its continuous public offering (the “Preferred Offering”) of up to $30,000,000 of units (“Units”) at $25.00 per Unit, with each Unit comprised of one share of 8.25% Series B Cumulative Preferred Stock (“Series B Preferred Stock”) and 0.60 warrants (the “Warrants”) to purchase common stock at $8.50 per share, exercisable for five years. At the initial closing of the Preferred Offering, the Company completed the sale of 43,080 Units for gross proceeds of $1,077,000. The following reportable related persons participated in the initial closing of the Company’s Preferred Offering:

●	Andrew Wiederhorn acquired 20,000 Units for $500,000, comprised of 20,000 shares of Series B Preferred Stock and 12,000 Warrants to purchase 12,000 shares of the Company’s Common Stock at $8.50 per share.

●	Squire Junger acquired 5,000 Units for $125,000, comprised of 5,000 shares of Series B Preferred Stock and 3,000 Warrants to purchase 3,000 shares of the Company’s Common Stock at $8.50 per share.

●	In the aggregate, Mr. Wiederhorn, Mr. Junger and other related parties acquired 33,000 Series B Units for $825,000 comprised of 33,000 shares of Series B Preferred Stock and 19,800 Series B Warrants to purchase 19,800 shares of the Company’s Common Stock at $8.50 per share.

On July 13, 2020, in connection with the Company’s underwritten public offering of Series B Preferred Stock and new warrants, the Company entered into the following additional transactions:

●	The Company entered into an agreement to exchange 15,000 outstanding shares of Series A Preferred Stock, plus accrued dividends thereon, held by FCCG at face value for shares of Series B Preferred Stock valued at $25.00 per share.

●	The Company entered into agreements to exchange 19,800 outstanding Warrants held by directors of the Company that were originally issued in October 2019 for 165,000 new warrants pursuant to Warrant Exchange Agreements in consideration of their consent to amend and restate the terms of the Series B Cumulative Preferred Stock.

●	The Company entered into agreements to exchange 12,000 outstanding Warrants held by other stockholders that were originally issued in October 2019 for 100,000 new warrants pursuant to Warrant Exchange Agreements in consideration of their consent to amend and restate the terms of the Series B Cumulative Preferred Stock.

Due From Affiliates – We have open accounts with affiliated entities under the common control of FCCG resulting in net amounts due to us of $25,967,000 as of December 29, 2019. The Company had previously extended credit to FCCG pursuant to a certain Intercompany Promissory Note (the “Original Note”), dated October 20, 2017, with an initial principal balance of $11,906,000. Subsequent to the issuance of the Original Note, the Company and certain of our direct or indirect subsidiaries made additional intercompany advances in the aggregate amount of $10,523,000. The Original Note and additional advances earn interest at a rate of 10% per annum. During the fiscal year ended December 29, 2019, we recorded accrued interest income on the intercompany receivable due from FCCG of $1,528,000, and a separate payable to FCCG in the amount of $51,000 under our Tax Sharing Agreement with FCCG, which amount was offset against the intercompany receivable.

The intercompany amounts include a preferred capital investment by us in Homestyle Dining LLC (“HSD”) in the amount of $4 million made effective July 5, 2018 (the “Preferred Interest”). FCCG owns all of the common interests in HSD. The holder of the Preferred Interest is entitled to a 15% priority return on the outstanding balance of the investment (the “Preferred Return”). Any available cash flows from HSD on a quarterly basis are to be distributed to pay the accrued Preferred Return and repay the Preferred Interest until fully retired. During the fiscal year ended December 29, 2019, we recorded accrued interest income on the Preferred Interest of $600,000. On or before the five-year anniversary of the investment, the Preferred Interest is to be fully repaid, together with all previously accrued but unpaid Preferred Return. FCCG has unconditionally guaranteed repayment of the Preferred Interest in the event HSD fails to do so.

Subsequent to December 29, 2019, on April 24, 2020, the Company entered into an Intercompany Revolving Credit Agreement with FCCG (“Intercompany Agreement”), which bears interest at a rate of 10% per annum, has a five-year term with no prepayment penalties, and has a maximum capacity of $35,000,000, inclusive of the existing intercompany balances discussed above. All additional borrowings under the Intercompany Agreement are subject to the approval of the Board of Directors, in advance, on a quarterly basis and may be subject to other conditions. The initial balance under the Intercompany Agreement totaled $21,067,000, including the balance of the Original Note, borrowings subsequent to the Original Note, accrued and unpaid interest and other adjustments through December 29, 2019, and totaled $33,382,000 as of September 27, 2020.

18

Family Relationships – The following family members of Andrew Wiederhorn and Donald Berchtold are employed by the Company in the capacities indicated below:

●	Thayer Wiederhorn, son of Andrew Wiederhorn, serves as Chief Marketing Officer of the Company. During fiscal 2019, Thayer Wiederhorn received total cash compensation from the Company of approximately $300,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Andrew Wiederhorn does not have a material interest in Thayer Wiederhorn’s employment, nor do they share a household.

●	Taylor Wiederhorn, son of Andrew Wiederhorn, serves as Chief Development Officer of the Company. During fiscal 2019, Taylor Wiederhorn received total cash compensation from the Company of approximately $300,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Andrew Wiederhorn does not have a material interest in Taylor Wiederhorn’s employment, nor do they share a household.

●	Mason Wiederhorn, son of Andrew Wiederhorn, serves as Creative Director of the Company. During fiscal 2019, Mason Wiederhorn received total cash compensation from the Company of approximately $250,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Andrew Wiederhorn does not have a material interest in Mason Wiederhorn’s employment, nor do they share a household.

●	Jacob Berchtold, son of Donald Berchtold, serves as COO, Fast Casual Division, of the Company. During fiscal 2019, Jacob Berchtold received total cash compensation from the Company of approximately $200,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Donald Berchtold does not have a material interest in Jacob Berchtold’s employment, nor do they share a household.

OTHER BUSINESS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

THIS DEFINITIVE PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2019, WHICH CONTAINS INFORMATION ON OPERATIONS AND OUR AUDITED FINANCIAL STATEMENTS. COPIES OF THESE REPORTS HAVE BEEN MAILED TO STOCKHOLDERS OF RECORD TOGETHER WITH THE PROXY STATEMENT. COPIES ARE ALSO AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD-FAITH REPRESENTATION THAT SUCH REQUESTOR WAS A BENEFICIAL OWNER OF OUR COMMON STOCK AS OF NOVEMBER 11, 2020. PLEASE WRITE TO:

FAT BRANDS INC.
9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

Attention: Rebecca D. Hershinger

Copies may also be obtained without charge through our website at http://ir.fatbrands.com/financial-information/annual-reports.

19

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Under SEC Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2021 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the anniversary of the date of this proxy statement, or July 23, 2021, and meet the other requirements of the SEC in effect at that time. However, if the date of our 2021 Annual Meeting changes by more than 30 days from the anniversary of the date on which our 2020 Annual Meeting of Stockholders is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2021 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer. The Secretary of the Company must receive timely stockholder proposals or nominations in writing at the principal executive offices of the Company at FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, Attention: Corporate Secretary.

Stockholders wishing to make a director nomination or bring a proposal to be considered at the 2021 Annual Meeting of Stockholders (but not include it in the Company’s proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company indicated above not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the 2020 Annual Meeting of Stockholders, or between August 12, 2021 and September 11, 2021, provided that if the date of the 2021 Annual Meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the 2020 Annual Meeting, or if no Annual Meeting is held in 2020, notice must be delivered not earlier than one hundred and twenty (120) days prior to the 2021 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the 2021 Annual Meeting and the tenth (10th) day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. Any matter so submitted must comply with the other provisions of the Company’s Amended and Restated Bylaws and be submitted in writing to the Secretary at the corporate offices of the Company indicated above.

By order of the Board of Directors

Andrew A. Wiederhorn
Chief Executive Officer

Beverly Hills, California

November 20, 2020

20

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 pm (ET) on December 9, 2020.

CONTROL #

VOTE BY EMAIL
Mark, sign and date your consent and email it to Vote@vstocktransfer.com.

VOTE BY MAIL
Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE BY FAX
Mark, sign and date your consent and fax it to 646-536-3179.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held on December 10, 2020 at 1:00 pm PST

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2020 Annual Meeting of Stockholders - FAT Brands Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

(1a) Election of two Class III directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Edward H. Rensi 02 Squire Junger

(1b) Election of one Class I director to serve until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

03 Andrew A. Wiederhorn

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ______________ **Signature** ______________ **Signature, if held jointly** ______________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

FAT BRANDS INC.

2020 Annual Meeting of Stockholders

December 10, 2020

The Notice of the Meeting, Proxy Statement and our 2019 Annual Report on Form 10-K are available at

http://ir.fatbrands.com/financial-information/annual-reports

FAT BRANDS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FAT Brands Inc., a Delaware corporation (the "**Company**"), revoking all prior proxies, hereby appoints Andrew A. Wiederhorn and Rebecca D. Hershinger, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of common stock (the "**Common Stock**") of the Company, which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 10, 2020 at 1:00 pm Pacific Standard Time at the Company's corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED **FOR** ALL DIRECTOR NOMINEES, **FOR** PROPOSAL 2, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 10, 2020 at 1:00 pm Pacific Standard Time ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)